                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                      ----------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996


                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 7/15/96

                                                        Total $                   Per $1,000
                                                         Amount                    Original
                                                        -------                   ----------
Class A Certificates
- --------------------
(1a)   Amount available (including Monthly
       Servicing Fee)                             $5,128,044.93

(b)    Class M-1 Interest Deficiency Amount
       (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn
       for prior Remittance Date                           0.00

(c)    Amount Available after giving effect to
       withdrawal of Class M-1 Interest
       Deficiency Amount and B-1 Interest
       Deficiency Amount for prior Remittance
       Date                                        5,128,044.93

A.     Interest
       (2)  Aggregate Interest
            a.  Class A-1 Remittance Rate(6.05%)          6.05%
            b.  Class A-1 Interest                   239,452.93                   4.69515549
            c.  Class A-2 Remittance Rate(6.45%)          6.45%
            d . Class A-2 Interest                   306,375.00                   5.37500000
            e.  Class A-3 Remittance Rate(6.70%)          6.70%
            f.  Class A-3 Interest                   251,250.00                   5.58333333
            g.  Class A-4 Remittance Rate(7.10%)          7.10%
            h.  Class A-4 Interest                   207,083.33                   5.91666657
            i.  Class A-5 Remittance Rate(7.35%)          7.35%
            j.  Class A-5 Interest                   287,875.00                   6.12500000
            k.  Class A-6 Remittance Rate(7.85%),
                unless Weighted Average Contract
                rate is below (7.85%)                     7.85%
            i.  Class A-6 Interest                   481,793.75                   6.54166667

       (3)  Amount applied to:
            a.  Unpaid Class A Interest
                Shortfall                                   .00                          .00


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 2

                                  CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 7/15/96

    (4)  Remaining:
         a. Unpaid Class A Interest
             Shortfall                                                  .00                          .00

B.  Principal
     (5) Formula Principal Distribution
         Amount                                                2,188,052.50                          N/A
         a. Scheduled Principal                                  466,172.86                          N/A
         b. Principal Prepayments                              1,721,879.64                          N/A
         c. Liquidated Contracts                                        .00                          N/A
         d. Repurchases                                                 .00                          N/A

     (6) Pool Scheduled Principal
          Balance                                            366,185,552.61                 984.69055715
    (6a) Pool Factor                                              .98469056

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
          date                                                          .00

     (8) Class A Percentage for such Remittance
          Date                                                       91.92%

     (9) Class A Percentage for the following
          Remittance Date                                            91.87%

    (10) Class A Principal Distribution:
         a.  Class A-1                                         2,188,052.50                  42.90299020
         b.  Class A-2                                                  .00                          .00
         c.  Class A-3                                                  .00                          .00
         d.  Class A-4                                                  .00                          .00
         e.  Class A-5                                                  .00                          .00
         f.  Class A-6                                                  .00                          .00

    (11) Class A-1 Principal Balance                          45,306,742.61                 888.36750216
   (11a) Class A-1 Pool Factor                                    .88836750

    (12) Class A-2 Principal Balance                          57,000,000.00                 1000.0000000
   (12a) Class A-2 Pool Factor                                   1.00000000


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 3

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96

        (13)    Class A-3 Principal Balance                       45,000,000.00            1000.0000000
        (13a)   Class A-3 Pool Factor                                1.00000000

        (14)    Class A-4 Principal Balance                       35,000,000.00            1000.0000000
        (14a)   Class A-4 Pool Factor                                1.00000000

        (15)    Class A-5 Principal Balance                       47,000,000.00            1000.0000000
        (15a)   Class A-5 Pool Factor                                1.00000000

        (16)    Class A-6 Principal Balance                       73,650,000.00            1000.0000000
        (16a)   Class A-6 Pool Factor                                1.00000000

        (17)    Unpaid Class A Principal Shortfall
                  (if any) following current Remittance
                  Date                                                      .00

C.      Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

        (18)     31-59 days                                        1,303,709.06                      44

        (19)     60 days or more                                     337,642.64                      10

        (20)     Current Month Repossessions                          69,967.56                       3

        (21)     Repossession Inventory                               69,967.56                       3

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

        (22)  Average Sixty-Day Delinquency Ratio Test

              (a)  Sixty-Day Delinquency Ratio for current
                   Remittance Date                                                                  .09%


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 4

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96


      (b)   Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                                     .04%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a)   Thirty-Day Delinquency Ratio for current
            Remittance Date                                                                  .36%

      (b)   Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                                     .23%

(24)  Cumulative Realized Losses Test

      (a)   Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from April 1, 2000 to
            March 31, 2001, 6.5% from April 1, 2001 to March 31,
            2002, 8.5% from April 1, 2002 to May 31, 2003 and
            and 9.5% thereafter)                                                               0%

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance Date                                  0

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                                               0%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 5

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96


(26)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                                                17.16%

(27)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance
          date greater than $7,437,576.00                                                    .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                                  8.08%

                                                                          Total  $           Per $1,000
                                                                          Amount              Original
                                                                          --------          -----------
CLASS M1 CERTIFICATES
- ---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                                                1,166,162.42

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
           unless Weighted Average Contract
           Rate is below 7.70%)                                             7.70%
      b.  Class M-1 Interest                                           214,765.83              6.41666657

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                                       .00                       0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                                       .00                       0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 6

                             CUSIP#'S  393505-MG4
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96


                                                                     Total $         Per $1,000
                                                                      Amount          Original
                                                                     -------         ----------

     (32)  Amount Applied to:
           a. Unpaid Class M-1 Interest Shortfall                       .00                  0

     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                       .00                  0

B.         Principal
     (34)  Formula Principal Distribution Amount
           a.     Scheduled Principal                                   .00                N/A
           b.     Principal Prepayments                                 .00                N/A
           c.     Liquidated Contracts                                  .00                N/A
           d.     Repurchases                                           .00                N/A

     (35)  Class M-1 Principal Balance                        33,470,000.00      1000.00000000
     (35a) Class M-1 Pool Factor                                 1.00000000

     (36)  Class M-1 Percentage for such Remittance
           Date                                                        .00%

     (37)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                          .00         0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                         .00

     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance
           Date                                                         .00

     (39)  Class M-1 Percentage for the following
           Remittance Date                                             .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 7

                             CUSIP#'S  393505-MH2, MJ8
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96

                                                                  Total $                    Per $1,000
                                                                  Amount                      Original
                                                                  -------                    ----------
Class B1 Certificates
- ---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                          951,396.59

(2)    Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                                 7.70%

(3)    Aggregate Class B1 Interest                              95,447.92                    6.41666689

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                                          .00                           .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                                             .00                           .00

(6)    Amount applied to Class B1 Interest
       Deficiency Amount                                              .00

(7)    Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                              .00

(8)    Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                       .00

(8a)   Class B Percentage for such Remittance Date                    .00

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                         .00

(10a)  Class B1 Principal Shortfall                                   .00

(10b)  Unpaid Class B1 Principal Shortfall                            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 8

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 7/15/96

                                                               Total $                  Per $1,000
                                                               Amount                    Original
                                                               -------                  ----------
(11)   Class B Principal Balance                             29,758,810.00

(12)   Class B1 Principal Balance                            14,875,000.00

Class B2 Certificates
- --------------------------
(13)   Remaining Amount Available                               855,948.67

(14)   Class B-2 Remittance Rate (8.05%
       unless Weighted Average Contract
       Rate is less than 8.05%)                                      8.05%

(15)   Aggregate Class B2 Interest                               99,845.56              6.70833342

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                           .00                     .00

(17)   Remaining Unpaid Class B2
       Interest Shortfall                                              .00                     .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                            .00

(19)   Class B2 Principal Liquidation Loss Amount                      .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                            .00

(21)   Guarantee Payment                                               .00

(22)   Class B2 Principal Balance                            14,883,810.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 9

                             CUSIP#'S  393505-MH2, MJ8
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 7/15/96


                                                                      Total $           Per $1,000
                                                                      Amount             Original
                                                                      -------           ----------

(23)     Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                                          153,489.00

(24)     Class C Residual Payment                                  602,614.11

(25)     Class M-1 Interest Deficiency on such
         Remittance Date                                                  .00

(26)     Class B-1 Interest Deficiency on such
         Remittance Date                                                  .00

(27)     Repossessed Contracts                                      69,967.56

(28)     Repossessed Contracts Remaining
         in Inventory                                               69,967.56

(29)     Weighted Average Contract Rate                               9.92573